UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2013

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

The information in Item 2.06 is incorporated herein by reference.

Item 2.06	Material Impairments

On February 7, 2013, the Board of Directors of Lydall, Inc. (the “Company”) approved a change in the Company’s information technology (IT) software and systems strategy. A previous project, involving a comprehensive Enterprise Resource Planning (“ERP”) reimplementation, was abandoned in favor of a project that involves an upgrade of the Company’s existing ERP system and some additional applications software.

This decision was the result of establishing an updated alignment of the Company’s IT strategy with its strategic growth initiatives, and examining cost effective ways of achieving the Company’s overall business objectives. The Company determined that continuing with the previous project would result in increases in estimated costs and a significant extension in the time expected to complete the work. This new approach is expected to be completed by the Company at a lower cost, in a shorter time frame, and with less overall business risk.

As a result of this change in IT strategy, the Company recorded a $1.8 million non-cash charge to earnings in the quarter ended December 31, 2012, as the previous project costs were deemed to have no future fair value.

Cautionary Statement

This Report on Form 8-K contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements about the expected cost, timeline and benefits of the Company’s new IT strategy. The Company cautions investors that such forward-looking statements are not guarantees of future performance and that actual results may differ materially from those contemplated by the forward-looking statements.  Factors that could cause actual results to differ materially from estimates contained in the Company’s forward-looking statements include unexpected technical challenges that may arise during implementation of the Company’s new IT strategy, potential cost over-runs, reliance of third parties for successful achievement of aspects of the project and the other factors relating to the Company’s general business and operations set forth in Part I, Item 1A -- Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The forward-looking statements speak only as of the date of the filing of this Report on Form 8-K.  The Company does not undertake to update any forward-looking statement made in this report or that may from time to time be made by or on behalf of the Company.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

February 11, 2013	By:	/s/ Robert K. Julian
Robert K. Julian
Executive Vice President & Chief Financial Officer

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